FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ Michael E. Batten
                                      Michael E. Batten

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 25th day of January, 1995.

                                      /s/ John A. Becker
                                      John A. Becker

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ Robert C. Buchanan
                                      Robert C. Buchanan

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of January, 1995.

                                      /s/ George M. Chester, Jr.
                                      George M. Chester, Jr.

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 28th day of January, 1995.

                                      /s/ Roger H. Derusha
                                      Roger H. Derusha

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ James L. Forbes
                                      James L. Forbes

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.


                                      /s/ Holmes Foster
                                      Holmes Foster

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ Joseph F. Heil, Jr.
                                      Joseph F. Heil, Jr.

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 27th day of January, 1995.

                                      /s/ John H. Hendee, Jr.
                                      John H. Hendee, Jr.

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)

   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ Jerry M. Hiegel
                                      Jerry M. Hiegel

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS

                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ Joe Hladky
                                      Joe Hladky

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ James H. Keyes
                                      James H. Keyes

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ Sheldon B. Lubar
                                      Sheldon B. Lubar

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ Daniel F. McKeithan, Jr.
                                      Daniel F. McKeithan, Jr.

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ George W. Mead II
                                      George W. Mead II

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ Guy A. Osborn
                                      Guy A. Osborn

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ Judith D. Pyle
                                      Judith D. Pyle

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 25th day of January, 1995.

                                      /s/ William H. Risch
                                      William H. Risch

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ Clifford V. Smith, Jr.
                                      Clifford V. Smith, Jr.

                               FIRSTAR CORPORATION

                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENTS
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                             (INVESTORS BANK CORP.)


   KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger
   L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with one or more Registration Statements and any and all amendments (including post-effective amendments) to each such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights; preferred stock, $1 par value; options, warrants and rights to purchase common or preferred stock; and other debt or convertible securities of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Investors Bank Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to each such Registration Statement and to such amendments (including post-effective amendments) to each Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

   IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 19th day of January, 1995.

                                      /s/ William W. Wirtz
                                      William W. Wirtz